STARBOARD INVESTMENT TRUST
Alpha Risk Tactical Rotation Fund

Supplement to the Summary Prospectus, Prospectus,
and Statement of Additional Information

June 1, 2018
This supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information each dated September 13, 2017 for the Alpha Risk Tactical Rotation Fund (the "Fund"), a series of the Starboard Investment Trust (the "Trust"), is to notify shareholders that (i) as of the date of this Supplement, the Fund's Class C shares will no longer be available for purchase and (ii) as of July 2, 2018, the Fund's Class C shares will be liquidated.
Prior to July 2, 2018, any shareholder of Class C shares that qualifies as a purchaser of Institutional Class shares may convert such Class C shares to Institutional Class shares based on the relative net asset values of the two classes on the conversion date. This share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes. Shareholders of Class C shares of the Fund may also redeem their shares prior to July 2, 2018.
On July 2, 2018, all remaining shareholder accounts of Class C shares will be closed and the proceeds of each account sent to the shareholder's address of record or to such other address as directed by the shareholder.
For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

Investors Should Retain This Supplement for Future Reference